Exhibit 99.1

KELLY SERVICES® REPORTS
STRONG FINISH TO THE YEAR AND SOLID 2015 RESULTS

Fourth Quarter Highlights

•	Earnings from operations triple from a year ago, excluding restructuring

•	Earnings per share of $0.88 versus $0.54, excluding restructuring, a 63% increase year-over-year

•	OCG segment revenue up 14% year-over-year (up 16% in constant currency)

•	Total Company revenue up 3% year-over-year (up 7% in constant currency)

TROY, MI (February 4, 2016) -- Kelly Services (Nasdaq: KELYA) (Nasdaq: KELYB), a global leader in providing workforce solutions, today announced results for the fourth quarter and full year of 2015.

Carl T. Camden, President and Chief Executive Officer, announced revenue for the fourth quarter of 2015 totaled
$1.5 billion, a 3% increase (a 7% increase on a constant currency basis) compared to the corresponding quarter of 2014. Revenue for the full year totaled $5.5 billion, a 1% decrease (a 5% increase on a constant currency basis) compared to the prior year. Fourth quarter 2015 and fiscal 2015 include 14 and 53 weeks, respectively.

Earnings from operations for the fourth quarter of 2015 totaled $26.5 million, compared to $2.6 million reported for the fourth quarter of 2014. The results of operations in the fourth quarter of 2014 included restructuring charges of $6.2 million. Excluding the restructuring charges, earnings from operations were $8.8 million in the fourth quarter of 2014.

Earnings from operations for the full year of 2015 totaled $66.7 million compared to $21.9 million in 2014. Included in the results from operations for 2014 are restructuring charges of $12.0 million. Excluding this item, earnings from operations were $33.9 million in 2014.

Diluted earnings per share in the fourth quarter of 2015 were $0.88 compared to $0.44 per share in the fourth quarter of 2014. Included in diluted earnings per share for the fourth quarter of 2014 are restructuring charges of $0.10 per share. Excluding this item, diluted earnings per share for the fourth quarter of 2014 were $0.54 per share.

Diluted earnings per share for the full year of 2015 were $1.39 compared to $0.61 per share in 2014. The diluted earnings per share for 2014 included restructuring charges of $0.19 per share. Excluding this item, diluted earnings per share for 2014 were $0.81 per share.

Commenting on the fourth quarter, Camden stated, “Kelly’s fourth quarter performance capped off a year of solid earnings growth, and we are very pleased with our strong operating leverage and strategic execution throughout 2015.  All told, excluding the 2014 restructuring charges, we dropped nearly 70% of our full-year constant currency GP dollar growth to the bottom line. Kelly has entered 2016 as a more efficient organization keenly focused on profitability…and we expect our investments in PT and OCG to continue yielding results as we expand Kelly’s role as a trusted talent advisor to our clients worldwide.”

In conjunction with its fourth quarter and full year earnings release, Kelly Services has published a financial presentation regarding the fourth quarter and full year results on the Investor Relations page of our public website and will host a conference call at 9:00 a.m. (ET) on February 4, to review the results and answer questions. The call may be accessed in one of the following ways:

Via the Telephone:

U.S.	1 800 288-9626

International	1 651 291-5254

The pass code is Kelly Services

Via the Internet:

The call is also available via the internet through the Kelly Services website:
www.kellyservices.com

This release contains statements that are forward looking in nature and, accordingly, are subject to risks and uncertainties.  These factors include, but are not limited to, competitive market pressures including pricing and technology introductions, changing market and economic conditions, our ability to achieve our business strategy, the risk of damage to our brand, the risk our intellectual assets could be infringed upon or compromised, our ability to successfully develop new service offerings, our exposure to risks associated with services outside traditional staffing, including business process outsourcing, our increasing dependency on third parties for the execution of critical functions, the risks associated with past and future acquisitions, exposure to risks associated with investments in equity affiliates, material changes in demand from or loss of large corporate customers, risks associated with conducting business in foreign countries, including foreign currency fluctuations, availability of full-time employees to lead complex talent supply chain sales and operations, availability of temporary workers with appropriate skills required by customers, liabilities for employment-related claims and losses, including class action lawsuits and collective actions, the risk of cyber attacks or other breaches of network or information technology security as well as risks associated with compliance on data privacy, our ability to sustain critical business applications through our key data centers, our ability to effectively implement and manage our information technology programs, our ability to maintain adequate financial and management processes and controls, impairment charges triggered by adverse industry developments or operational circumstances, unexpected changes in claim trends on workers’ compensation, disability and medical benefit plans, the impact of the Patient Protection and Affordable Care Act on our business, the impact of changes in laws and regulations (including federal, state and international tax laws ), the risk of additional tax or unclaimed property liabilities in excess of our estimates, our ability to maintain specified financial covenants in our bank facilities to continue to access credit markets, and other risks, uncertainties and factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission.  Actual results may differ materially from any forward looking statements contained herein, and we have no intention to update these statements.

About Kelly Services®

As a global leader in providing workforce solutions, Kelly Services, Inc. (Nasdaq: KELYA, KELYB) and its subsidiaries, offer a comprehensive array of outsourcing and consulting services as well as world-class staffing on a temporary, temporary-to-hire, and direct-hire basis.  Kelly® has a role in managing employment opportunities for more than one million workers around the globe by employing 550,000 of these individuals directly with the remaining workers engaged through its talent supply chain network of supplier partners.  Revenue in 2015 was $5.5 billion.  Visit kellyservices.com and connect with us on Facebook, LinkedIn, & Twitter.

KLYA-FIN

ANALYST CONTACT:	MEDIA CONTACT:

James Polehna	Jane Stehney

(248) 244-4586	(248) 244-5630

james_polehna@kellyservices.com	jane_stehney@kellyservices.com

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 14 WEEKS ENDED JANUARY 3, 2016 AND 13 WEEKS ENDED DECEMBER 28, 2014
(UNAUDITED)
(In millions of dollars except per share data)
					%	CC %
	2015	2014	Change		Change	Change

Revenue from services	$1,461.6	$1,425.0	$36.6		2.6%	7.3%

Cost of services	1,212.1	1,192.4	19.7		1.7

Gross profit	249.5	232.6	16.9		7.2	11.7

Selling, general and administrative expenses	223.0	230.0	(7.0)		(3.1)	0.5

Earnings from operations	26.5	2.6	23.9		NM

Other expense, net	0.7	1.1	(0.4)		(40.9)

Earnings before taxes	25.8	1.5	24.3		NM

Income tax (benefit) expense	(8.4)	(15.5)	7.1		46.1

Net earnings	$34.2	$17.0	$17.2		99.5%

Basic earnings per share	$0.88	$0.44	$0.44		100.0%
Diluted earnings per share	$0.88	$0.44	$0.44		100.0%

STATISTICS:

Gross profit rate	17.1%	16.3%	0.8	pts.

Selling, general and administrative expenses:
% of revenue	15.3	16.1	(0.8)
% of gross profit	89.4	98.8	(9.4)

% Return:
Earnings from operations	1.8	0.2	1.6
Earnings before taxes	1.8	0.1	1.7
Net earnings	2.3	1.2	1.1

Effective income tax rate	(32.4)%	(949.7)%	917.3	pts.

Average number of shares outstanding (millions):
Basic	38.0	37.7
Diluted	38.0	37.7

Shares adjusted for nonvested restricted awards (millions):
Basic	38.9	38.9
Diluted	38.9	38.9

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 53 WEEKS ENDED JANUARY 3, 2016 AND 52 WEEKS ENDED DECEMBER 28, 2014
(UNAUDITED)
(In millions of dollars except per share data)
					%	CC %
	2015	2014	Change		Change	Change

Revenue from services	$5,518.2	$5,562.7	$(44.5)		(0.8)%	4.7%

Cost of services	4,597.9	4,654.3	(56.4)		(1.2)

Gross profit	920.3	908.4	11.9		1.3	6.4

Selling, general and administrative expenses	853.6	886.5	(32.9)		(3.7)	0.8

Earnings from operations	66.7	21.9	44.8		206.2

Other expense, net	4.2	5.3	(1.1)		(19.9)

Earnings before taxes	62.5	16.6	45.9		277.4

Income tax expense (benefit)	8.7	(7.1)	15.8		221.4

Net earnings	$53.8	$23.7	$30.1		126.9%

Basic earnings per share	$1.39	$0.61	$0.78		127.9%
Diluted earnings per share	$1.39	$0.61	$0.78		127.9%

STATISTICS:

Gross profit rate	16.7%	16.3%	0.4	pts.

Selling, general and administrative expenses:
% of revenue	15.5	15.9	(0.4)
% of gross profit	92.8	97.6	(4.8)

% Return:
Earnings from operations	1.2	0.4	0.8
Earnings before taxes	1.1	0.3	0.8
Net earnings	1.0	0.4	0.6

Effective income tax rate	13.9%	(43.2)%	57.1	pts.

Average number of shares outstanding (millions):
Basic	37.8	37.5
Diluted	37.9	37.5

Shares adjusted for nonvested restricted awards (millions):
Basic	38.8	38.6
Diluted	38.9	38.6

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	Fourth Quarter

	2015	2014	%		CC %
	(14 Wks)	(13 Wks)	Change		Change
AMERICAS
Commercial
Revenue from services	$696.1	$694.5	0.2%		2.7%
Staffing fee-based income included in revenue from services	3.7	4.0	(5.5)		(3.2)
Gross profit	110.0	99.6	10.3		12.5
Gross profit rate	15.8%	14.4%	1.4	pts.
PT
Revenue from services	$250.1	$232.9	7.4%		7.8%
Staffing fee-based income included in revenue from services	4.5	3.9	17.0		18.7
Gross profit	43.0	37.5	14.5		15.0
Gross profit rate	17.2%	16.1%	1.1	pts.
Total Americas
Revenue from services	$946.2	$927.4	2.0%		4.0%
Staffing fee-based income included in revenue from services	8.2	7.9	5.6		7.7
Gross profit	153.0	137.1	11.4		13.2
Total SG&A expenses	116.8	113.9	2.5		4.4
Earnings from operations	36.2	23.2	55.2

Gross profit rate	16.2%	14.8%	1.4	pts.
Expense rates:
% of revenue	12.3	12.3	—
% of gross profit	76.3	83.0	(6.7)
Return on sales	3.8	2.5	1.3

EMEA
Commercial
Revenue from services	$200.5	$204.5	(2.0)%		10.8%
Staffing fee-based income included in revenue from services	3.3	3.3	(0.8)		15.8
Gross profit	27.5	29.6	(6.9)		5.7
Gross profit rate	13.7%	14.4%	(0.7)	pts.
PT
Revenue from services	$44.7	$44.8	(0.3)%		12.3%
Staffing fee-based income included in revenue from services	2.4	2.8	(17.9)		(3.7)
Gross profit	9.4	9.6	(3.4)		10.3
Gross profit rate	21.0%	21.7%	(0.7)	pts.
Total EMEA
Revenue from services	$245.2	$249.3	(1.7)%		11.1%
Staffing fee-based income included in revenue from services	5.7	6.1	(8.6)		6.9
Gross profit	36.9	39.2	(6.1)		6.8
Total SG&A expenses	29.7	36.4	(18.4)		(8.2)
Earnings from operations	7.2	2.8	152.4

Gross profit rate	15.0%	15.7%	(0.7)	pts.
Expense rates:
% of revenue	12.1	14.6	(2.5)
% of gross profit	80.6	92.8	(12.2)
Return on sales	2.9	1.1	1.8

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	Fourth Quarter

	2015	2014	%		CC %
	(14 Wks)	(13 Wks)	Change		Change
APAC
Commercial
Revenue from services	$88.1	$91.3	(3.5)%		11.3%
Staffing fee-based income included in revenue from services	1.3	2.0	(34.0)		(26.1)
Gross profit	10.4	11.8	(12.1)		1.0
Gross profit rate	11.8%	12.9%	(1.1)	pts.
PT
Revenue from services	$9.8	$11.2	(12.7)%		0.6%
Staffing fee-based income included in revenue from services	1.2	2.0	(38.0)		(27.5)
Gross profit	2.4	3.3	(28.7)		(17.4)
Gross profit rate	24.5%	29.9%	(5.4)	pts.
Total APAC
Revenue from services	$97.9	$102.5	(4.5)%		10.1%
Staffing fee-based income included in revenue from services	2.5	4.0	(36.0)		(26.8)
Gross profit	12.8	15.1	(15.7)		(3.1)
Total SG&A expenses	11.2	13.1	(13.8)		(1.4)
Earnings from operations	1.6	2.0	(27.5)

Gross profit rate	13.0%	14.8%	(1.8)	pts.
Expense rates:
% of revenue	11.4	12.7	(1.3)
% of gross profit	87.8	85.8	2.0
Return on sales	1.6	2.1	(0.5)

OCG
Revenue from services	$187.5	$164.7	13.8%		15.6%
Gross profit	48.0	42.3	13.8		16.1
Total SG&A expenses	34.0	32.6	4.0		6.4
Earnings from operations	14.0	9.7	47.1

Gross profit rate	25.6%	25.6%	—	pts.
Expense rates:
% of revenue	18.1	19.8	(1.7)
% of gross profit	70.7	77.4	(6.7)
Return on sales	7.5	5.8	1.7

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	December Year to Date

	2015	2014	%		CC %
	(53 Wks)	(52 Wks)	Change		Change
AMERICAS
Commercial
Revenue from services	$2,604.3	$2,609.6	(0.2)%		2.0%
Staffing fee-based income included in revenue from services	14.5	14.4	1.0		3.5
Gross profit	400.3	379.6	5.4		7.4
Gross profit rate	15.4%	14.5%	0.9	pts.
PT
Revenue from services	$971.9	$956.0	1.7%		2.1%
Staffing fee-based income included in revenue from services	17.6	15.6	13.0		14.1
Gross profit	165.0	155.9	5.9		6.3
Gross profit rate	17.0%	16.3%	0.7	pts.
Total Americas
Revenue from services	$3,576.2	$3,565.6	0.3%		2.0%
Staffing fee-based income included in revenue from services	32.1	30.0	7.2		9.0
Gross profit	565.3	535.5	5.5		7.1
Total SG&A expenses	456.6	446.8	2.2		3.7
Earnings from operations	108.7	88.7	22.7

Gross profit rate	15.8%	15.0%	0.8	pts.
Expense rates:
% of revenue	12.8	12.5	0.3
% of gross profit	80.8	83.5	(2.7)
Return on sales	3.0	2.5	0.5

EMEA
Commercial
Revenue from services	$773.5	$894.7	(13.6)%		2.7%
Staffing fee-based income included in revenue from services	13.2	17.3	(23.7)		(5.8)
Gross profit	106.6	130.6	(18.4)		(2.9)
Gross profit rate	13.8%	14.6%	(0.8)	pts.
PT
Revenue from services	$171.5	$190.3	(9.8)%		6.5%
Staffing fee-based income included in revenue from services	10.1	13.5	(25.7)		(8.8)
Gross profit	36.6	42.9	(14.8)		2.0
Gross profit rate	21.3%	22.6%	(1.3)	pts.
Total EMEA
Revenue from services	$945.0	$1,085.0	(12.9)%		3.4%
Staffing fee-based income included in revenue from services	23.3	30.8	(24.5)		(7.1)
Gross profit	143.2	173.5	(17.5)		(1.7)
SG&A expenses excluding restructuring charges	129.2	160.6	(19.6)		(5.0)
Restructuring charges	—	0.8	(100.0)		—
Total SG&A expenses	129.2	161.4	(20.0)		(5.5)
Earnings from operations	14.0	12.1	16.1
Earnings from operations excluding restructuring charges	14.0	12.9	8.8

Gross profit rate	15.2%	16.0%	(0.8)	pts.
Expense rates (excluding restructuring charges):
% of revenue	13.7	14.8	(1.1)
% of gross profit	90.2	92.5	(2.3)
Return on sales (excluding restructuring charges)	1.5	1.2	0.3

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	December Year to Date

	2015	2014	%		CC %
	(53 Wks)	(52 Wks)	Change		Change
APAC
Commercial
Revenue from services	$347.2	$351.8	(1.3)%		12.6%
Staffing fee-based income included in revenue from services	6.0	7.9	(23.8)		(14.7)
Gross profit	45.3	47.5	(4.6)		8.3
Gross profit rate	13.0%	13.5%	(0.5)	pts.
PT
Revenue from services	$40.5	$40.4	0.4%		14.9%
Staffing fee-based income included in revenue from services	5.6	7.8	(27.3)		(17.9)
Gross profit	10.5	12.7	(17.6)		(6.3)
Gross profit rate	26.0%	31.6%	(5.6)	pts.
Total APAC
Revenue from services	$387.7	$392.2	(1.1)%		12.9%
Staffing fee-based income included in revenue from services	11.6	15.7	(25.5)		(16.3)
Gross profit	55.8	60.2	(7.4)		5.2
SG&A expenses excluding restructuring charges	46.7	56.4	(17.0)		(5.9)
Restructuring charges	—	1.3	(100.0)		—
Total SG&A expenses	46.7	57.7	(19.0)		(8.1)
Earnings from operations	9.1	2.5	261.6
Earnings from operations excluding restructuring charges	9.1	3.8	134.2

Gross profit rate	14.4%	15.4%	(1.0)	pts.
Expense rates (excluding restructuring charges):
% of revenue	12.1	14.4	(2.3)
% of gross profit	83.9	93.6	(9.7)
Return on sales (excluding restructuring charges)	2.3	1.0	1.3

OCG
Revenue from services	$673.8	$586.8	14.8%		16.6%
Gross profit	160.6	143.6	11.9		14.2
Total SG&A expenses	132.1	127.3	3.7		6.4
Earnings from operations	28.5	16.3	75.8

Gross profit rate	23.8%	24.5%	(0.7)	pts.
Expense rates:
% of revenue	19.6	21.7	(2.1)
% of gross profit	82.2	88.7	(6.5)
Return on sales	4.2	2.8	1.4

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(In millions of dollars)

	Jan. 3, 2016	Dec. 28, 2014
Current Assets
Cash and equivalents	$42.2	$83.1
Trade accounts receivable, less allowances of
$10.5 and $10.7, respectively	1,139.1	1,122.8
Prepaid expenses and other current assets	45.8	47.9
Deferred taxes	—	34.4
Total current assets	1,227.1	1,288.2

Property and Equipment, Net	88.9	93.0

Noncurrent Deferred Taxes	189.3	146.3

Goodwill, Net	90.3	90.3

Other Assets	344.0	300.1

Total Assets	$1,939.6	$1,917.9

Current Liabilities
Short-term borrowings	$55.5	$91.9
Accounts payable and accrued liabilities	405.5	364.0
Accrued payroll and related taxes	268.1	308.5
Accrued insurance	26.7	26.9
Income and other taxes	60.0	68.8

Total current liabilities	815.8	860.1

Noncurrent Liabilities
Accrued insurance	40.0	43.9
Accrued retirement benefits	141.0	140.8
Other long-term liabilities	47.4	39.4

Total noncurrent liabilities	228.4	224.1

Stockholders' Equity
Common stock	40.1	40.1
Treasury stock	(44.3)	(49.8)
Paid-in capital	25.4	24.9
Earnings invested in the business	813.5	767.4
Accumulated other comprehensive income	60.7	51.1

Total stockholders' equity	895.4	833.7

Total Liabilities and Stockholders' Equity	$1,939.6	$1,917.9

STATISTICS:
Working Capital	$411.3	$428.1
Current Ratio	1.5	1.5
Debt-to-capital %	5.8%	9.9%
Global Days Sales Outstanding	54	54

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE 53 WEEKS ENDED JANUARY 3, 2016 AND 52 WEEKS ENDED DECEMBER 28, 2014
(UNAUDITED)
(In millions of dollars)

	2015	2014
Cash flows from operating activities:
Net earnings	$53.8	$23.7
Noncash adjustments:
Depreciation and amortization	22.3	21.7
Provision for bad debts	3.7	5.3
Stock-based compensation	6.1	5.3
Other, net	(4.7)	(2.2)
Changes in operating assets and liabilities	(57.7)	(123.8)

Net cash from (used in) operating activities	23.5	(70.0)

Cash flows from investing activities:
Capital expenditures	(16.9)	(21.7)
Investment in equity affiliate	(0.5)	(5.7)
Other investing activities	(0.2)	0.2

Net cash used in investing activities	(17.6)	(27.2)

Cash flows from financing activities:
Net change in short-term borrowings	(34.7)	63.9
Dividend payments	(7.7)	(7.6)
Other financing activities	0.2	0.3

Net cash (used in) from financing activities	(42.2)	56.6

Effect of exchange rates on cash and equivalents	(4.6)	(2.0)

Net change in cash and equivalents	(40.9)	(42.6)
Cash and equivalents at beginning of period	83.1	125.7

Cash and equivalents at end of period	$42.2	$83.1

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	Fourth Quarter (Commercial, PT and OCG)

	2015	2014	%	CC %
	(14 Wks)	(13 Wks)	Change	Change

Americas
United States	$998.8	$933.9	6.9%	6.9%
Canada	38.0	50.0	(24.0)	(11.0)
Mexico	35.3	36.7	(3.9)	16.3
Puerto Rico	24.7	26.6	(7.1)	(7.1)
Brazil	8.7	13.9	(37.5)	(1.7)
Total Americas	1,105.5	1,061.1	4.2	6.0

EMEA
France	65.6	66.4	(1.1)	12.8
Switzerland	55.5	57.8	(4.0)	(1.3)
Portugal	33.8	32.4	4.2	18.9
United Kingdom	26.7	23.2	15.1	20.3
Russia	18.2	20.9	(12.9)	22.2
Germany	16.2	16.8	(4.0)	9.5
Italy	14.5	13.9	3.9	18.7
Norway	9.7	11.9	(18.1)	2.1
Other	13.0	13.6	(4.4)	9.4
Total EMEA	253.2	256.9	(1.4)	11.3

APAC
Singapore	33.0	32.7	0.7	9.5
Australia	31.1	32.6	(4.6)	13.5
Malaysia	14.1	16.2	(12.7)	11.4
New Zealand	11.2	13.2	(14.5)	0.4
Other	13.5	12.3	9.2	19.5
Total APAC	102.9	107.0	(3.8)	11.0

Total Kelly Services, Inc.	$1,461.6	$1,425.0	2.6%	7.3%

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	December Year to Date (Commercial, PT and OCG)

	2015	2014	%	CC %
	(53 Wks)	(52 Wks)	Change	Change

Americas
United States	$3,705.2	$3,535.8	4.8%	4.8%
Canada	160.2	198.2	(19.2)	(6.9)
Mexico	130.5	139.0	(6.1)	11.9
Puerto Rico	99.9	105.0	(4.8)	(4.8)
Brazil	42.9	57.1	(24.9)	1.7
Total Americas	4,138.7	4,035.1	2.6	4.2

EMEA
France	246.0	268.6	(8.4)	9.4
Switzerland	216.2	253.5	(14.7)	(10.3)
Portugal	132.5	124.8	6.2	27.0
United Kingdom	105.1	105.6	(0.4)	7.3
Russia	75.6	117.3	(35.5)	3.2
Germany	59.3	67.5	(12.3)	4.7
Italy	54.0	60.2	(10.3)	7.1
Norway	39.2	55.5	(29.5)	(9.6)
Other	45.8	64.5	(29.0)	(15.2)
Total EMEA	973.7	1,117.5	(12.9)	3.3

APAC
Singapore	129.9	127.5	1.9	10.5
Australia	123.2	121.4	1.5	21.8
Malaysia	59.5	66.2	(10.1)	6.7
New Zealand	41.4	51.4	(19.4)	(4.4)
Other	51.8	43.6	18.6	26.9
Total APAC	405.8	410.1	(1.0)	13.1

Total Kelly Services, Inc.	$5,518.2	$5,562.7	(0.8)%	4.7%

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
FOR THE 14 WEEKS ENDED JANUARY 3, 2016 AND 13 WEEKS ENDED DECEMBER 28, 2014
(UNAUDITED)
(In millions of dollars except per share data)

	2015	2014
	As reported	Adjusted Earnings	% Change

Revenue from services	$1,461.6	$1,425.0	2.6%

Cost of services	1,212.1	1,192.4	1.7

Gross profit	249.5	232.6	7.2

SG&A expenses	223.0	223.8	(0.4)

Earnings from operations	26.5	8.8	196.7

Other expense, net	0.7	1.1	(40.9)

Earnings before taxes	25.8	7.7	229.2

Inc. tax (benefit) expense*	(8.4)	(13.1)	36.2

Net earnings	$34.2	$20.8	63.1%

Earnings per share:
Basic	$0.88	$0.54	63.0%
Diluted	$0.88	$0.54	63.0%

* Income tax benefit for the fourth quarters of 2015 and 2014 includes $13.9 million and $13.6 million, respectively, related to the retroactive reinstatement of work opportunity credits for the entire year.

	2014
	As reported	Restructuring Charges (Note 1)	Adjusted Earnings

Revenue from services	$1,425.0	$—	$1,425.0

Cost of services	1,192.4	—	1,192.4

Gross profit	232.6	—	232.6

SG&A expenses	230.0	(6.2)	223.8

Earnings from operations	2.6	6.2	8.8

Other expense, net	1.1	—	1.1

Earnings before taxes	1.5	6.2	7.7

Inc. tax (benefit) expense	(15.5)	2.4	(13.1)

Net earnings	$17.0	$3.8	$20.8

Earnings per share:
Basic	$0.44	$0.10	$0.54
Diluted	$0.44	$0.10	$0.54

Note: Earnings per share amounts for each quarter are required to be computed independently and may not equal the amounts computed for the total year.

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
FOR THE 53 WEEKS ENDED JANUARY 3, 2016 AND 52 WEEKS ENDED DECEMBER 28, 2014
(UNAUDITED)
(In millions of dollars except per share data)

	2015	2014
	As reported	Adjusted Earnings	% Change

Revenue from services	$5,518.2	$5,562.7	(0.8)%

Cost of services	4,597.9	4,654.3	(1.2)

Gross profit	920.3	908.4	1.3

SG&A expenses	853.6	874.5	(2.4)

Earnings from operations	66.7	33.9	97.2

Other expense, net	4.2	5.3	(19.9)

Earnings before taxes	62.5	28.6	118.6

Inc. tax expense (benefit)	8.7	(2.6)	432.2

Net earnings	$53.8	$31.2	72.4%

Earnings per share:
Basic	$1.39	$0.81	71.6%
Diluted	$1.39	$0.81	71.6%

	2014
	As reported	Restructuring Charges (Note 1)	Adjusted Earnings

Revenue from services	$5,562.7	$—	$5,562.7

Cost of services	4,654.3	—	4,654.3

Gross profit	908.4	—	908.4

SG&A expenses	886.5	(12.0)	874.5

Earnings from operations	21.9	12.0	33.9

Other expense, net	5.3	—	5.3

Earnings before taxes	16.6	12.0	28.6

Inc. tax (benefit) expense	(7.1)	4.5	(2.6)

Net earnings	$23.7	$7.5	$31.2

Earnings per share:
Basic	$0.61	$0.19	$0.81
Diluted	$0.61	$0.19	$0.81

Note: Earnings per share amounts for each quarter are required to be computed independently and may not equal the amounts computed for the total year.

KELLY SERIVCES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
(UNAUDITED)

Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the restructuring charges is useful to understand the Company's financial performance and increases comparability. Specifically, Management believes that excluding this item allows for a more meaningful comparison of current period operating performance with the operating results of prior periods. These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share. As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company's financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company's financial performance. Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

(1) Restructuring charges in 2014 includes costs related to the U.S. management simplification restructuring plan, costs incurred for exiting the staffing business in Sweden, and costs related to closing branches in Australia and consolidating back office functions in Australia and New Zealand.